Exhibit 99.2

PORTFOLIO STATISTICS

TOTAL MULTIFAMILY PORTFOLIO AT JUNE 30, 2019 (In apartment units)(1)

	Same Store	Non-Same Store	Lease-up	Total Completed Communities	Development Units Delivered	Total
Atlanta, GA	10,664	332	438	11,434	—	11,434
Dallas, TX	9,404	362	—	9,766	—	9,766
Austin, TX	6,475	642	—	7,117	—	7,117
Charlotte, NC	6,149	—	—	6,149	—	6,149
Orlando, FL	5,274	—	—	5,274	—	5,274
Tampa, FL	5,220	—	—	5,220	—	5,220
Raleigh/Durham, NC	4,397	803	—	5,200	20	5,220
Houston, TX	4,867	—	—	4,867	—	4,867
Nashville, TN	4,055	320	—	4,375	—	4,375
Fort Worth, TX	4,249	—	—	4,249	—	4,249
Washington, DC	4,080	—	—	4,080	—	4,080
Jacksonville, FL	3,496	—	—	3,496	—	3,496
Charleston, SC	2,726	302	140	3,168	—	3,168
Phoenix, AZ	2,623	—	—	2,623	—	2,623
Savannah, GA	2,219	—	—	2,219	—	2,219
Greenville, SC	2,084	—	—	2,084	—	2,084
Richmond, VA	2,004	—	—	2,004	—	2,004
Memphis, TN	1,811	—	—	1,811	—	1,811
San Antonio, TX	1,504	—	—	1,504	—	1,504
Birmingham, AL	1,462	—	—	1,462	—	1,462
Huntsville, AL	1,228	—	—	1,228	—	1,228
Other	9,929	1,336	-	11,265	—	11,265
Total Multifamily Units	95,920	4,097	578	100,595	20	100,615

(1) Schedule excludes a 269 unit joint venture property in Washington, D.C.

Supplemental Data S-1

PORTFOLIO STATISTICS (CONTINUED)

TOTAL MULTIFAMILY COMMUNITY STATISTICS(1)

Dollars in thousands, except Average Effective Rent per Unit

	As of June 30, 2019			Average Effective	As of June 30, 2019
	Gross Real Assets	Percent to Total of Gross Real Assets	Physical Occupancy	Rent per Unit for the Three Months Ended June 30, 2019	Completed Units	Total Units, Including Development
Atlanta, GA	$1,879,100	13.9%	95.8%	$1,429	10,996
Dallas, TX	1,374,418	10.2%	95.7%	1,271	9,766
Washington, DC	948,359	7.0%	96.7%	1,776	4,080
Charlotte, NC	946,383	7.0%	96.2%	1,212	6,149
Tampa, FL	866,887	6.4%	95.8%	1,442	5,220
Austin, TX	831,218	6.2%	95.8%	1,223	7,117
Orlando, FL	818,424	6.1%	95.6%	1,436	5,274
Raleigh/Durham, NC	664,539	4.9%	95.7%	1,105	5,200
Houston, TX	598,934	4.5%	96.2%	1,190	4,867
Nashville, TN	527,778	3.9%	97.1%	1,247	4,375
Fort Worth, TX	389,605	2.9%	96.1%	1,149	4,249
Phoenix, AZ	373,177	2.8%	97.2%	1,192	2,623
Charleston, SC	366,672	2.7%	95.5%	1,182	3,028
Jacksonville, FL	291,967	2.2%	96.8%	1,119	3,496
Richmond, VA	261,724	1.9%	97.0%	1,178	2,004
Savannah, GA	238,590	1.8%	96.6%	1,078	2,219
Denver, CO	188,037	1.4%	95.6%	1,612	733
Kansas City, MO-KS	183,226	1.4%	95.8%	1,227	1,110
San Antonio, TX	161,266	1.2%	96.9%	1,094	1,504
Birmingham, AL	155,780	1.2%	96.9%	1,010	1,462
Greenville, SC	153,909	1.1%	95.9%	900	2,084
Memphis, TN	129,838	1.0%	95.7%	986	1,811
All Other Markets by State (individual markets <1% gross real assets)
Florida	$175,074	1.3%	96.6%	$1,311	1,806
Alabama	156,105	1.2%	97.6%	959	1,648
Virginia	151,184	1.1%	97.5%	1,284	1,039
Arkansas	117,853	0.9%	96.1%	882	1,368
Kentucky	93,250	0.7%	96.2%	877	1,308
Mississippi	73,739	0.5%	96.0%	876	1,241
Nevada	69,393	0.5%	97.4%	1,039	721
Tennessee	51,712	0.4%	96.3%	871	943
South Carolina	36,578	0.3%	96.2%	854	576
Stabilized Communities	$13,274,719	98.6%	96.2%	$1,223	100,017
Atlanta, GA	$85,993	0.7%	63.2%	$1,590	438	438
Charleston, SC	28,612	0.2%	65.7%	1,559	140	140
Dallas, TX	24,110	0.2%				348
Denver, CO	18,428	0.1%				79
Phoenix, AZ	18,041	0.1%				345
Raleigh/Durham, NC	16,835	0.1%			20	150
Fort Worth, TX	5,108	0.0%				168
Lease-up / Development Communities	$197,127	1.4%	63.8%	$1,582	598	1,668
Total Multifamily Communities	$13,471,846	100.0%	96.0%	$1,242	100,615	101,685

(1) Schedule excludes one joint venture property in Washington, D.C.

Supplemental Data S-2

COMPONENTS OF NET OPERATING INCOME

Dollars in thousands

	As of June 30, 2019		Three Months Ended
	Apartment Units	Gross Real Assets	June 30, 2019	June 30, 2018	Percent Change
Operating Revenue
Same Store Communities	95,920	$12,478,842	$380,609	$368,729	3.2%
Non-Same Store Communities	4,097	795,877	19,192	15,696
Lease-up/Development Communities	598	197,127	1,479	108
Total Multifamily Portfolio	100,615	$13,471,846	$401,280	$384,533
Commercial Property/Land	—	221,812	6,110	5,540
Total Operating Revenue	100,615	$13,693,658	$407,390	$390,073

Property Operating Expenses
Same Store Communities			$143,304	$138,315	3.6%
Non-Same Store Communities			7,946	7,800
Lease-up/Development Communities			587	370
Total Multifamily Portfolio			$151,837	$146,485
Commercial Property/Land			2,305	2,245
Total Property Operating Expenses			$154,142	$148,730

Net Operating Income
Same Store Communities			$237,305	$230,414	3.0%
Non-Same Store Communities			11,246	7,896
Lease-up/Development Communities			892	(262)
Total Multifamily Portfolio			$249,443	$238,048
Commercial Property/Land			3,805	3,295
Total Net Operating Income			$253,248	$241,343	4.9%

COMPONENTS OF SAME STORE PORTFOLIO PROPERTY OPERATING EXPENSES

Dollars in thousands

	Three Months Ended			Six Months Ended
	June 30, 2019	June 30, 2018	Percent Change	June 30, 2019	June 30, 2018	Percent Change
Personnel	$34,887	$33,473	4.2%	$68,285	$65,830	3.7%
Building Repair and Maintenance	17,029	16,453	3.5%	31,118	30,726	1.3%
Utilities	26,685	26,816	(0.5)%	52,965	53,499	(1.0)%
Marketing	4,980	4,491	10.9%	9,010	8,185	10.1%
Office Operations	5,323	5,085	4.7%	10,387	11,284	(7.9)%
Property Taxes	51,558	49,292	4.6%	103,876	98,658	5.3%
Insurance	2,842	2,705	5.1%	5,764	5,449	5.8%
Total Property Operating Expenses	$143,304	$138,315	3.6%	$281,405	$273,631	2.8%

Supplemental Data S-3

NOI CONTRIBUTION PERCENTAGE BY MARKET

Same Store Portfolio

			Average Physical Occupancy
		Percent of	Three Months Ended		Six Months Ended
	Apartment Units	Same Store NOI	June 30, 2019	June 30, 2018	June 30, 2019	June 30, 2018
Atlanta, GA	10,664	12.4%	95.6%	95.6%	95.7%	95.8%
Dallas, TX	9,404	9.1%	95.2%	95.1%	95.1%	95.3%
Washington, DC	4,080	6.9%	97.1%	96.6%	96.9%	96.6%
Charlotte, NC	6,149	6.7%	96.3%	96.1%	96.2%	96.3%
Tampa, FL	5,220	6.5%	95.9%	96.0%	96.1%	96.2%
Orlando, FL	5,274	6.4%	95.5%	96.2%	95.7%	96.3%
Austin, TX	6,475	5.8%	95.8%	95.5%	95.8%	95.7%
Houston, TX	4,867	4.6%	95.4%	96.0%	95.4%	96.5%
Nashville, TN	4,055	4.5%	96.2%	95.9%	95.8%	95.9%
Raleigh/Durham, NC	4,397	4.4%	96.6%	95.9%	96.5%	96.3%
Fort Worth, TX	4,249	3.9%	95.4%	95.6%	95.4%	95.7%
Jacksonville, FL	3,496	3.6%	96.5%	96.8%	96.4%	96.7%
Phoenix, AZ	2,623	3.0%	96.7%	95.9%	96.5%	96.3%
Charleston, SC	2,726	2.8%	95.9%	95.9%	95.6%	96.0%
Richmond, VA	2,004	2.2%	97.1%	97.0%	96.8%	96.9%
Savannah, GA	2,219	2.0%	95.4%	96.3%	95.6%	96.7%
Greenville, SC	2,084	1.5%	95.7%	95.7%	95.9%	96.0%
Memphis, TN	1,811	1.4%	96.2%	96.7%	95.7%	96.2%
San Antonio, TX	1,504	1.3%	96.6%	96.1%	96.6%	95.8%
Birmingham, AL	1,462	1.2%	96.5%	95.9%	96.2%	95.8%
Huntsville, AL	1,228	1.0%	97.5%	97.6%	97.3%	97.4%
Other	9,929	8.8%	96.2%	96.3%	96.2%	96.3%
Total Same Store	95,920	100.0%	96.0%	96.0%	95.9%	96.1%

Supplemental Data S-4

MULTIFAMILY SAME STORE PORTFOLIO QUARTER OVER QUARTER COMPARISONS

Dollars in thousands, except unit and per unit data

		Revenues			Expenses			NOI			Average Effective Rent per Unit
	Units	Q2 2019	Q2 2018	% Chg	Q2 2019	Q2 2018	% Chg	Q2 2019	Q2 2018	% Chg	Q2 2019	Q2 2018	% Chg
Atlanta, GA	10,664	$47,760	$46,511	2.7%	$18,267	$16,328	11.9%	$29,493	$30,183	(2.3)%	$1,403	$1,365	2.8%
Dallas, TX	9,404	37,961	37,628	0.9%	16,410	16,440	(0.2)%	21,551	21,188	1.7%	1,279	1,270	0.7%
Washington, DC	4,080	23,148	22,274	3.9%	6,861	6,744	1.7%	16,287	15,530	4.9%	1,776	1,726	2.9%
Charlotte, NC	6,149	23,841	23,188	2.8%	7,955	7,135	11.5%	15,886	16,053	(1.0)%	1,212	1,172	3.4%
Tampa, FL	5,220	23,959	22,906	4.6%	8,507	8,159	4.3%	15,452	14,747	4.8%	1,442	1,383	4.2%
Orlando, FL	5,274	24,121	23,521	2.6%	8,913	8,417	5.9%	15,208	15,104	0.7%	1,436	1,392	3.1%
Austin, TX	6,475	25,032	24,216	3.4%	11,360	10,915	4.1%	13,672	13,301	2.8%	1,183	1,148	3.1%
Houston, TX	4,867	18,404	17,820	3.3%	7,585	8,044	(5.7)%	10,819	9,776	10.7%	1,190	1,146	3.8%
Nashville, TN	4,055	16,172	15,639	3.4%	5,535	5,337	3.7%	10,637	10,302	3.3%	1,223	1,196	2.3%
Raleigh/Durham, NC	4,397	15,771	15,148	4.1%	5,425	5,101	6.4%	10,346	10,047	3.0%	1,081	1,047	3.2%
Fort Worth, TX	4,249	16,228	15,750	3.0%	6,951	6,509	6.8%	9,277	9,241	0.4%	1,149	1,118	2.8%
Jacksonville, FL	3,496	12,474	12,045	3.6%	4,025	4,265	(5.6)%	8,449	7,780	8.6%	1,119	1,073	4.3%
Phoenix, AZ	2,623	10,172	9,467	7.4%	2,995	2,928	2.3%	7,177	6,539	9.8%	1,192	1,119	6.5%
Charleston, SC	2,726	10,385	10,149	2.3%	3,812	3,690	3.3%	6,573	6,459	1.8%	1,155	1,131	2.2%
Richmond, VA	2,004	7,726	7,391	4.5%	2,458	2,385	3.1%	5,268	5,006	5.2%	1,178	1,121	5.1%
Savannah, GA	2,219	7,806	7,598	2.7%	2,952	2,780	6.2%	4,854	4,818	0.7%	1,078	1,041	3.5%
Greenville, SC	2,084	6,248	6,005	4.0%	2,657	2,562	3.7%	3,591	3,443	4.3%	900	865	4.1%
Memphis, TN	1,811	5,784	5,539	4.4%	2,398	2,338	2.6%	3,386	3,201	5.8%	986	944	4.4%
San Antonio, TX	1,504	5,360	5,173	3.6%	2,196	2,362	(7.0)%	3,164	2,811	12.6%	1,094	1,061	3.1%
Birmingham, AL	1,462	4,957	4,772	3.9%	2,061	2,043	0.9%	2,896	2,729	6.1%	1,010	965	4.7%
Huntsville, AL	1,228	3,753	3,576	4.9%	1,350	1,337	1.0%	2,403	2,239	7.3%	900	834	7.9%
Other	9,929	33,547	32,413	3.5%	12,631	12,496	1.1%	20,916	19,917	5.0%	1,036	998	3.8%
Total Same Store	95,920	$380,609	$368,729	3.2%	$143,304	$138,315	3.6%	$237,305	$230,414	3.0%	1,230	1,192	3.2%

Supplemental Data S-5

MULTIFAMILY SAME STORE PORTFOLIO SEQUENTIAL QUARTER COMPARISONS

Dollars in thousands, except unit and per unit data

		Revenues			Expenses			NOI			Average Effective Rent per Unit
	Units	Q2 2019	Q1 2019	% Chg	Q2 2019	Q1 2019	% Chg	Q2 2019	Q1 2019	% Chg	Q2 2019	Q1 2019	% Chg
Atlanta, GA	10,664	$47,760	$47,304	1.0%	$18,267	$16,559	10.3%	$29,493	$30,745	(4.1)%	$1,403	$1,390	0.9%
Dallas, TX	9,404	37,961	37,678	0.8%	16,410	16,637	(1.4)%	21,551	21,041	2.4%	1,279	1,271	0.6%
Washington, DC	4,080	23,148	22,636	2.3%	6,861	6,935	(1.1)%	16,287	15,701	3.7%	1,776	1,753	1.3%
Charlotte, NC	6,149	23,841	23,581	1.1%	7,955	7,032	13.1%	15,886	16,549	(4.0)%	1,212	1,195	1.4%
Tampa, FL	5,220	23,959	23,685	1.2%	8,507	8,330	2.1%	15,452	15,355	0.6%	1,442	1,427	1.0%
Orlando, FL	5,274	24,121	23,942	0.7%	8,913	8,518	4.6%	15,208	15,424	(1.4)%	1,436	1,426	0.7%
Austin, TX	6,475	25,032	24,728	1.2%	11,360	11,162	1.8%	13,672	13,566	0.8%	1,183	1,168	1.3%
Houston, TX	4,867	18,404	18,382	0.1%	7,585	8,119	(6.6)%	10,819	10,263	5.4%	1,190	1,177	1.1%
Nashville, TN	4,055	16,172	15,776	2.5%	5,535	5,220	6.0%	10,637	10,556	0.8%	1,223	1,206	1.4%
Raleigh/Durham, NC	4,397	15,771	15,568	1.3%	5,425	4,890	10.9%	10,346	10,678	(3.1)%	1,081	1,068	1.3%
Fort Worth, TX	4,249	16,228	16,059	1.1%	6,951	6,686	4.0%	9,277	9,373	(1.0)%	1,149	1,138	1.0%
Jacksonville, FL	3,496	12,474	12,291	1.5%	4,025	4,002	0.6%	8,449	8,289	1.9%	1,119	1,110	0.8%
Phoenix, AZ	2,623	10,172	9,804	3.8%	2,995	2,823	6.1%	7,177	6,981	2.8%	1,192	1,166	2.3%
Charleston, SC	2,726	10,385	10,213	1.7%	3,812	3,589	6.2%	6,573	6,624	(0.8)%	1,155	1,145	0.9%
Richmond, VA	2,004	7,726	7,517	2.8%	2,458	2,369	3.8%	5,268	5,148	2.3%	1,178	1,156	1.9%
Savannah, GA	2,219	7,806	7,806	0.0%	2,952	2,805	5.2%	4,854	5,001	(2.9)%	1,078	1,068	0.9%
Greenville, SC	2,084	6,248	6,205	0.7%	2,657	2,448	8.5%	3,591	3,757	(4.4)%	900	889	1.3%
Memphis, TN	1,811	5,784	5,650	2.4%	2,398	2,356	1.8%	3,386	3,294	2.8%	986	973	1.3%
San Antonio, TX	1,504	5,360	5,288	1.4%	2,196	2,351	(6.6)%	3,164	2,937	7.7%	1,094	1,081	1.2%
Birmingham, AL	1,462	4,957	4,817	2.9%	2,061	2,022	1.9%	2,896	2,795	3.6%	1,010	997	1.3%
Huntsville, AL	1,228	3,753	3,642	3.0%	1,350	1,277	5.7%	2,403	2,365	1.6%	900	877	2.7%
Other	9,929	33,547	32,968	1.8%	12,631	11,971	5.5%	20,916	20,997	(0.4)%	1,036	1,022	1.4%
Total Same Store	95,920	$380,609	$375,540	1.3%	$143,304	$138,101	3.8%	$237,305	$237,439	(0.1)%	$1,230	$1,216	1.2%

Supplemental Data S-6

MULTIFAMILY SAME STORE PORTFOLIO YEAR TO DATE COMPARISONS

Dollars in thousands, except unit and per unit data

		Revenues			Expenses			NOI			Average Effective Rent per Unit
	Units	Q2 2019	Q2 2018	% Chg	Q2 2019	Q2 2018	% Chg	Q2 2019	Q2 2018	% Chg	Q2 2019	Q2 2018	% Chg
Atlanta, GA	10,664	$95,064	$93,015	2.2%	$34,826	$32,332	7.7%	$60,238	$60,683	(0.7)%	$1,397	$1,360	2.7%
Dallas, TX	9,404	75,639	75,363	0.4%	33,047	32,732	1.0%	42,592	42,631	(0.1)%	1,275	1,268	0.6%
Washington, DC	4,080	45,784	44,353	3.2%	13,796	13,771	0.2%	31,988	30,582	4.6%	1,765	1,719	2.6%
Charlotte, NC	6,149	47,422	46,285	2.5%	14,987	13,737	9.1%	32,435	32,548	(0.3)%	1,204	1,166	3.2%
Tampa, FL	5,220	47,644	45,773	4.1%	16,837	16,061	4.8%	30,807	29,712	3.7%	1,434	1,375	4.3%
Orlando, FL	5,274	48,063	46,797	2.7%	17,431	16,657	4.6%	30,632	30,140	1.6%	1,431	1,380	3.7%
Austin, TX	6,475	49,760	48,382	2.8%	22,522	21,764	3.5%	27,238	26,618	2.3%	1,176	1,144	2.7%
Houston, TX	4,867	36,786	35,420	3.9%	15,704	16,075	(2.3)%	21,082	19,345	9.0%	1,184	1,136	4.2%
Nashville, TN	4,055	31,948	31,230	2.3%	10,755	10,418	3.2%	21,193	20,812	1.8%	1,215	1,191	2.0%
Raleigh/Durham, NC	4,397	31,339	30,287	3.5%	10,315	10,070	2.4%	21,024	20,217	4.0%	1,074	1,043	3.0%
Fort Worth, TX	4,249	32,287	31,487	2.5%	13,637	13,173	3.5%	18,650	18,314	1.8%	1,144	1,114	2.6%
Jacksonville, FL	3,496	24,765	23,974	3.3%	8,027	8,273	(3.0)%	16,738	15,701	6.6%	1,115	1,066	4.5%
Phoenix, AZ	2,623	19,976	18,829	6.1%	5,818	5,727	1.6%	14,158	13,102	8.1%	1,179	1,108	6.4%
Charleston, SC	2,726	20,598	20,272	1.6%	7,401	7,203	2.7%	13,197	13,069	1.0%	1,150	1,126	2.1%
Richmond, VA	2,004	15,243	14,631	4.2%	4,827	4,741	1.8%	10,416	9,890	5.3%	1,167	1,109	5.3%
Savannah, GA	2,219	15,612	15,130	3.2%	5,757	5,555	3.6%	9,855	9,575	2.9%	1,073	1,033	3.9%
Greenville, SC	2,084	12,453	11,996	3.8%	5,105	4,917	3.8%	7,348	7,079	3.8%	894	858	4.2%
Memphis, TN	1,811	11,434	10,977	4.2%	4,754	4,658	2.1%	6,680	6,319	5.7%	979	934	4.8%
San Antonio, TX	1,504	10,648	10,330	3.1%	4,547	4,751	(4.3)%	6,101	5,579	9.4%	1,088	1,060	2.6%
Birmingham, AL	1,462	9,774	9,495	2.9%	4,083	3,987	2.4%	5,691	5,508	3.3%	1,004	960	4.5%
Huntsville, AL	1,228	7,395	7,066	4.7%	2,627	2,626	0.0%	4,768	4,440	7.4%	889	826	7.6%
Other	9,929	66,515	64,608	3.0%	24,602	24,403	0.8%	41,913	40,205	4.2%	1,029	993	3.6%
Total Same Store	95,920	$756,149	$735,700	2.8%	$281,405	$273,631	2.8%	$474,744	$462,069	2.7%	$1,223	$1,186	3.1%

Supplemental Data S-7

MULTIFAMILY DEVELOPMENT PIPELINE

Dollars in thousands
		Units as of June 30, 2019				Projected			Development Costs
						Initial
					Start	Occupancy	Completion	Stabilization	Total	Thru
	Location	Total	Delivered	Leased	Date	Date	Date	Date(1)	Cost	Q2 2019	After
Post Parkside at Wade III	Raleigh, NC	150	20	—	2Q18	3Q19	4Q19	1Q20	$25,000	$16,835	$8,165
Sync 36 II	Denver, CO	79	—	—	3Q18	4Q19	4Q19	1Q20	24,500	18,428	6,072
Copper Ridge II	Fort Worth, TX	168	—	—	1Q19	1Q20	2Q20	1Q21	30,000	5,108	24,892
Post Sierra at Frisco Bridges II	Dallas, TX	348	—	—	2Q18	2Q20	3Q20	3Q21	69,000	24,110	44,890
Novel Midtown (2)	Phoenix, AZ	345	—	—	1Q19	4Q20	2Q21	3Q22	82,000	18,041	63,959
Total Active		1,090	20	—					$230,500	$82,522	$147,978

(1) Communities are considered stabilized after achieving 90% occupancy for 90 days.

(2) MAA owns 80% of the joint venture that owns this property.

MULTIFAMILY REDEVELOPMENT PIPELINE

Dollars in thousands, except per unit data
	Six months ended June 30, 2019
Units Redeveloped	Redevelopment Spend	Spend per Unit	Increase in Average Effective Rent per Unit	Increase in Average Effective Rent per Unit	Estimated Units Remaining in Pipeline
3,864	$22,531	$5,831	$113	9.7%	13,800 - 15,300

MULTIFAMILY LEASE-UP COMMUNITIES

Dollars in thousands		As of June 30, 2019
		Total	Percent	Construction	Expected	Total
	Location	Units	Occupied	Finished	Stabilization(1)	Cost
1201 Midtown II	Charleston, SC	140	65.7%	4Q18	4Q19	28,612
Post Centennial Park	Atlanta, GA	438	63.2%	3Q18	4Q19	95,474
Total		578	63.8%			$124,086

(1) Communities are considered stabilized after achieving 90% occupancy for 90 days.

2019 ACQUISITION ACTIVITY (THROUGH JUNE 30, 2019)

Multifamily Development Acquisition	Market	Apartment Units	Projected Completion Date	Closing Date
Novel Midtown (1)	Phoenix, AZ	345	2Q21	February 2019

(1) MAA owns 80% of the joint venture that owns this property.

Land Acquisition	Market	Acreage	Closing Date
North Orange Avenue	Orlando, FL	2	April 2019

2019 DISPOSITION ACTIVITY (THROUGH JUNE 30, 2019)

Land Disposition	Market	Acreage	Closing Date
Peachtree Road - Outparcel	Atlanta, GA	1	February 2019
Colonial Promenade - Outparcel	Huntsville, AL	4	April 2019

Commercial Disposition	Market	Square Feet	Closing Date
Poplar Avenue Office	Memphis, TN	42,000	March 2019

Supplemental Data S-8

INVESTMENTS IN UNCONSOLIDATED REAL ESTATE ENTITIES

Dollars in thousands

MAA holds an investment in a real estate joint venture with an institutional investor and accounts for its investment using the equity method of accounting.  A summary of non-financial and financial information for this joint venture is provided below.

Joint Venture Property	Market	# of units	Ownership Interest
Post Massachusetts Avenue	Washington, D.C.	269	35%

	As of June 30, 2019
Joint Venture Property	Gross Investment in Real Estate		Mortgage Notes Payable		Company's Equity Investment
Post Massachusetts Avenue	$79,034	(1)	$51,682	(2)	$43,997

	Three months ended June 30, 2019		Six months ended June 30, 2019
Joint Venture Property	Entity NOI	Company's Equity in Income	Entity NOI	Company's Equity in Income
Post Massachusetts Avenue	$1,880	$435	$3,734	$832

(1)Represents GAAP basis net book value plus accumulated depreciation.

(2)This mortgage note has an outstanding principal value of $52 million, bears interest at a stated fixed rate of 3.93% and matures in December 2025.

Supplemental Data S-9

DEBT AND DEBT COVENANTS AS OF JUNE 30, 2019

Dollars in thousands

DEBT SUMMARIES
				Average
			Effective	Years
		Percent of	Interest	to Rate
	Balance	Total	Rate	Maturity
Floating Versus Fixed Rate or Hedged Debt
Fixed rate or hedged debt	$3,873,304	85.3%	4.0%	7.7
Floating (unhedged) debt	666,685	14.7%	3.0%	0.1
Total	$4,539,989	100.0%	3.8%	6.7

				Average
			Effective	Years
		Percent of	Interest	to Contract
	Balance	Total	Rate	Maturity
Secured Versus Unsecured Debt
Unsecured debt	$3,879,526	85.5%	3.7%	5.1
Secured debt	660,463	14.5%	4.5%	16.9
Total	$4,539,989	100.0%	3.8%	6.8

	Total	Percent of	Q2 2019	Percent of
	Cost	Total	NOI	Total
Unencumbered Versus Encumbered Assets
Unencumbered gross assets	$12,500,796	88.9%	$228,208	90.1%
Encumbered gross assets	1,565,640	11.1%	25,040	9.9%
Total	$14,066,436	100.0%	$253,248	100.0%

FIXED OR HEDGED INTEREST RATE MATURITIES

	Fixed	Interest	Total Fixed	Effective
Maturity	Rate Debt	Rate Swaps	or Hedged	Rate
2019	$33,255	$—	$33,255	3.7%
2020	157,049	299,455	456,504	3.0%
2021	194,509	—	194,509	5.2%
2022	365,469	—	365,469	3.6%
2023	359,379	—	359,379	4.2%
Thereafter	2,464,188	—	2,464,188	4.1%
Total	$3,573,849	$299,455	$3,873,304	4.0%

Supplemental Data S-10

DEBT AND DEBT COVENANTS AS OF JUNE 30, 2019 (CONTINUED)

Dollars in thousands

DEBT MATURITIES OF OUTSTANDING BALANCES

	Revolving Credit Facility & Commercial Paper ⁽¹⁾ ⁽²⁾	Public Bonds	Other Unsecured	Secured	Total
2019	$367,000	$—	$19,993	$13,262	$400,255
2020	—	—	149,937	157,049	306,986
2021	—	—	222,395	121,862	344,257
2022	—	248,710	416,214	—	664,924
2023	—	347,158	12,221	—	359,379
Thereafter	—	2,075,953	19,945	368,290	2,464,188
Total	$367,000	$2,671,821	$840,705	$660,463	$4,539,989

(1) The $367.0 million maturing in 2019 reflects the principal outstanding on MAALP’s unsecured commercial paper program as of June 30, 2019.  Under the terms of the program, MAALP may issue up to a maximum aggregate outstanding of $500.0 million.

(2) There are no borrowings outstanding on MAALP’s $1.0 billion unsecured revolving credit facility as of June 30, 2019. The unsecured revolving credit facility has a maturity date of May 2023 with two six-month extensions.

DEBT COVENANT ANALYSIS(1)

Bond Covenants	Required	Actual	Compliance
Total debt to adjusted total assets	60% or less	32.3%	Yes
Total secured debt to adjusted total assets	40% or less	4.7%	Yes
Consolidated income available for debt service to total annual debt service charge	1.5x or greater for trailing 4 quarters	4.99x	Yes
Total unencumbered assets to total unsecured debt	Greater than 150%	322%	Yes

Bank Covenants	Required	Actual	Compliance
Total debt to total capitalized asset value	60% or less	28.8%	Yes
Total secured debt to total capitalized asset value	40% or Less	4.3%	Yes
Total adjusted EBITDA to fixed charges	1.5x or greater for trailing 4 quarters	4.60x	Yes
Total unsecured debt to total unsecured capitalized asset value	60% or less	27.3%	Yes

(1) The calculations of the Bond Covenants and Bank Covenants above are specifically defined in MAALP's debt agreements.

Supplemental Data S-11

2019 GUIDANCE

MAA provides guidance on expected FFO per Share and AFFO per Share, which are non-GAAP measures, along with guidance for expected Net income per diluted common share.  A reconciliation of expected Net income per diluted common share to expected FFO per Share and AFFO per Share are provided below.

Full Year 2019
Earnings:
Earnings per common share - diluted	$2.67 to $2.83
Midpoint	$2.75
FFO per Share - diluted	$6.20 to $6.36
Midpoint	$6.28
AFFO per Share - diluted	$5.56 to $5.72
Midpoint	$5.64

MAA Same Store Communities:
Number of units	94,552
Lease over lease pricing growth for new leases and renewals	3.40% to 4.40%
Average physical occupancy	95.70% to 96.10%
Property revenue growth	2.75% to 3.25%
Property operating expense growth	2.50% to 3.50%
NOI growth	2.50% to 3.50%
Real estate tax expense growth	4.25% to 5.25%

Corporate Expenses:
General and administrative expenses	$43.0 to $44.0 million
Property management expenses	$53.5 to $54.5 million
Total overhead	$96.5 to $98.5 million

Income tax expense	$2.5 to $3.0 million

Full year valuation of Embedded Derivative in Preferred Shares	$ 0.0

Transaction/Investment Volume:
Multifamily acquisition volume	$50.0 to $100.0 million
Multifamily disposition volume	$125.0 to $175.0 million
Development investment	$125.0 to $175.0 million

Debt:
Average effective interest rate	3.9% to 4.1%
Capitalized interest	$2.5 to $3.5 million

RECONCILIATION OF NET INCOME PER DILUTED COMMON SHARE GUIDANCE TO FFO AND AFFO PER SHARE GUIDANCE

	2019 Full Year Guidance Range
	Low	High
Earnings per common share - diluted	$2.67	$2.83
Real estate depreciation	4.10	4.10
Amortization other	0.04	0.04
Gains on sale of depreciable assets	(0.61)	(0.61)
FFO per Share - diluted	6.20	6.36
Recurring capital expenditures	(0.64)	(0.64)
AFFO per Share - diluted	$5.56	$5.72

Supplemental Data S-12

CREDIT RATINGS

	Commercial	Long-Term
	Paper Rating	Debt Rating	Outlook
Fitch Ratings(1)	F2	BBB+	Stable
Moody's Investors Service(2)	P-2	Baa1	Stable
Standard & Poor's Ratings Services(1)	A-2	BBB+	Stable

(1) Corporate credit rating assigned to MAA and MAALP

(2) Corporate credit rating assigned to MAALP, the operating partnership of MAA

COMMON STOCK

Stock Symbol:	MAA

Exchange Traded:	NYSE

Estimated Future Dates:	Q3 2019	Q4 2019	Q1 2020	Q2 2020
Earnings release & conference call	Late October	Late January	Late April	Late July

Dividend Information - Common Shares:	Q2 2018	Q3 2018	Q4 2018	Q1 2019	Q2 2019
Declaration date	5/22/2018	9/25/2018	12/4/2018	3/21/2019	5/21/2019
Record date	7/13/2018	10/15/2018	1/15/2019	4/15/2019	7/15/2019
Payment date	7/31/2018	10/31/2018	1/31/2019	4/30/2019	7/31/2019
Distributions per share	$0.9225	$0.9225	$0.9600	$0.9600	$0.9600

INVESTOR RELATIONS DATA

MAA does not send quarterly reports, earnings releases and supplemental data to shareholders, but provides them upon request.

For recent press releases, SEC filings and other information, call 866-576-9689 (toll free) or email investor.relations@maac.com.  This information, as well as access to MAA's quarterly conference call, is also available on the "For Investors" page of MAA's website at www.maac.com.

For Questions Contact:
Name	Title
Tim Argo	Senior Vice President, Director of Finance
Jennifer Patrick	Investor Relations
Phone: 866-576-9689 (toll free)
Email: investor.relations@maac.com

Supplemental Data S-13